Exhibit 10.11

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT dated as of September 16, 2003 to the Credit and Guaranty Agreement dated as of January 7, 1998 (as heretofore amended and/or restated, the “Credit Agreement”) among ARAMARK SERVICES, INC., ARAMARK UNIFORM SERVICES GROUP, INC. and ARAMARK CORPORATION, the BANKS party thereto and JPMORGAN CHASE BANK, as Agents.

WITNESSETH:

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments. (a) Section 1.01 is amended by the addition of the following new defined term in its appropriate alphabetical position:

“Receivables Securitization Facility” means (i) the Receivables Purchase Facility established for Aramark Receivables, LLC pursuant to the Receivables Purchase Agreement dated as of March 28, 2001 among Aramark Receivables, LLC and the other parties thereto, as amended and in effect from time to time, and (ii) any substantially similar receivable securitization facility established for the Parent Guarantor or any of its Subsidiaries.

(b) Section 5.07 is amended (i) by deleting “and” at the end of paragraph (g), (ii) changing the period at the end of paragraph (h) to “; and” and (iii) adding the following new paragraph (i):

(i)	any Lien created in connection with a Receivables Securitization Facility;

SECTION 3. Representations and Warranties. The Parent Guarantor and Borrowers jointly and severally represent and warrant that (i) the representations and warranties set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 6. Effectiveness. This Amendment shall become effective on the date when the Agents shall have received from each of the Parent Guarantor, the Borrowers and Banks comprising the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agents) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ARAMARK SERVICES, INC.

By:
Title:
Address:

ARAMARK UNIFORM SERVICES GROUP, INC.

By:
Title:
Address:

ARAMARK CORPORATION

By:
Title:
Address:

JPMORGAN CHASE BANK

By:
Title:
Address:

BANK OF AMERICA, N.A.

By:
Name: Title:

THE BANK OF NEW YORK

By:
Name: Title:

CREDIT LYONNAIS

By:
Name: Title:

FIRST UNION NATIONAL BANK

By:
Name: Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name: Title:

SUMITOMO MITSUI BANKING CORPORATION

By:
Name: Title:

WACHOVIA BANK, N.A.

By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

KBC BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

MELLON BANK, N.A.

By:
Name:
Title:

BANK OF HAWAII

By:
Name: Title:

NATIONAL WESTMINSTER BANK PLC

By:
Name: Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name: Title:

THE BANK OF NOVA SCOTIA

By:
Name: Title:

BANK ONE, N.A.

By:
Name: Title:

PB CAPITAL CORPORATION

By:
Name: Title:

By:
Name: Title:

COMERICA BANK

By:
Name: Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:
Name: Title:

AMSOUTH BANK

By:
Name: Title:

BNP PARIBAS

By:
Name: Title:

By:
Name: Title:

NATIONAL CITY BANK

By:
Name: Title:

[Name of Bank]

By:
Name: Title:

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